RAFINA INNOVATIONS INC.

NOTICE OF STOCK AWARD
                                    resident of                                                          , you have been granted a stock award of the Common Stock (the "Common Stock") of Rafina Innovations Inc. as follows:

Grant number:	00XX
Date of Grant:	October 19, 2018
Vesting Commencement Date:	See vesting schedule below
Total Number of Award Shares Granted:	XXXXXX COMMON SHARES
Term/Expiration Date:	N/A

VESTING SCHEDULE:  This Award may be issued, in whole or in part, in accordance with the following schedule:
•	Fully vested on grant date

RAFINA INNOVATIONS INC.

NOTICE OF STOCK OPTION GRANT

UNLESS OTHERWISE DEFINED HEREIN, THE TERMS DEFINED IN THE RAFINA INNOVATIONS INC. (FORMERLY HCI VIOCARE) 2016 STOCK OPTION AND STOCK AWARD PLAN SHALL HAVE THE SAME DEFINED MEANINGS IN THE ATTACHED STOCK OPTION AGREEMENT, OF WHICH THIS NOTICE OF STOCK OPTION GRANT IS A PART.

                                    resident of                                                          , you have been granted an option to purchase Common Stock (the "Common Stock") of RAFINA INNOVATIONS INC. at a price of $0.70 per share, subject to the terms and conditions of the RAFINA INNOVATIONS INC. Stock Option and Stock Award Plan and the attached Stock Option Agreement as follows:

Grant number:	00XX
Date of Grant:	October 19, 2018
Vesting Commencement Date:	See vesting schedule below
Total Number of Award Shares Granted:	XXXXXX COMMON SHARES
Term/Expiration Date:	each option shall expire five years after the date of vesting

VESTING SCHEDULE:  This Award may be issued, in whole or in part, in accordance with the following schedule:
•	A TOTAL OF X STOCK OPTIONS SHALL VEST ON GRANT DATE AND SHALL EXPIRE ON OCTOBER 19, 2024
•	A TOTAL OF X STOCK OPTIONS SHALL VEST ON OCTOBER 19, 2020 AND SHALL EXPIRE ON OCTOBER 19, 2025
•	A TOTAL OF X STOCK OPTIONS SHALL VEST ON OCTOBER 19, 2021 AND SHALL EXPIRE ON OCTOBER 19, 2026
•	A TOTAL OF X STOCK OPTIONS SHALL VEST ON OCTOBER 19, 2022 AND SHALL EXPIRE ON OCTOBER 19, 2027
•	A TOTAL OF X STOCK OPTIONS SHALL VEST ON OCTOBER 19, 2023 AND SHALL EXPIRE ON OCTOBER 19, 2028

Incentive Stock Option:

Non-Statutory Option: